UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 30, 2009
Date of Report (Date of earliest event reported)
NORTHLAND CABLE PROPERTIES
SEVEN LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

STATE OF WASHINGTON	000-16718	91-1366564

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
101 STEWART STREET, SUITE 700, SEATTLE, WASHINGTON 98101

(Address of principal executive offices) (Zip Code)
(206) 621-1351

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
Northland Communications Corporation, the managing general partner of Northland Cable Properties Seven Limited Partnership (“NCP-Seven”), has declared a cash distribution on behalf of NCP-Seven with respect to all outstanding units of limited partnership interest in the amount of $25 per $500 unit of limited partnership interest payable in mid-March 2009 to those entitled to receive a Cash Distribution under the Amended and Restated Agreement of Limited Partners as of March 1, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northland Cable Properties Seven Limited Partnership

By: Northland Communications Corporation (Managing General Partner)

Dated: January 30, 2009	By:	/s/ RICHARD I. CLARK

		Name:	Richard I. Clark
		Title:	Executive Vice President, Treasurer and Assistant Secretary